DREYFUS PREMIER EQUITY FUNDS, INC. DREYFUS PREMIER
                    EMERGING MARKETS FUND
                          Supplement to Prospectus
Dated February 1, 1999

     Effective March 1, 1999, Daniel Beneat is the primary portfolio manager for the Fund. Mr. Beneat has been a primary portfolio manager for the Fund since its commencement of operations after having joined Dreyfus in May 1996. For the three previous years, he was a Vice President and portfolio manager at UBS Management (NY), Inc.